                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                               Comm Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No Fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

       2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed, pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

            --------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

            --------------------------------------------------------------------

       2)   Form, Schedule or Registration statement No.:

            --------------------------------------------------------------------

       3)   Filing Party:

            --------------------------------------------------------------------

       4)   Date Filed:

            --------------------------------------------------------------------

                                                        [COMMBANCORP, INC. LOGO]

NOTICE OF 2004
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY PROMPTLY

                                            Friday, June 4, 2004
                                            10:30 A.M.
                                            Elk Mountain Ski Resort
                                            Route 374
                                            Union Dale, Pennsylvania

Comm Bancorp, Inc.
125 North State Street
Clarks Summit, PA 18411
(570) 586-0377

WILLIAM F. FARBER, SR.
Chairman

                                                        [COMMBANCORP, INC. LOGO]

May 3, 2004

Dear Stockholder:

You are cordially invited to join us at the 2004 Annual Meeting of Stockholders in Union Dale, Pennsylvania, on June 4, 2004.

Enclosed with this Proxy Statement are your voting instructions and the 2003 Annual Report.

At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for many stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to visit our site on the World Wide Web at www.combk.com for up-to-the-moment news about the Company. After the meeting, you are invited to enjoy a light luncheon.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the attached form to vote your shares. Please complete, sign, date and return by mail the enclosed proxy form in the envelope provided.

I would like to take this opportunity to remind you that your vote is important.

                                                    Sincerely,

                                                     /s/ William F. Farber, Sr.
                                                     --------------------------
                                                     William F. Farber, Sr.
                                                     Chairman

                            [COMMBANCORP, INC. LOGO]

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

DATE:   June 4, 2004
TIME:   10:30 A.M.
PLACE:  Elk Mountain Ski Resort
        Route 374
        Union Dale, Pennsylvania

MATTERS TO BE VOTED UPON:

1. A proposal to elect the nominees named in the attached proxy as directors to serve for a one-year term;

2. A proposal to ratify the appointment of Kronick Kalada Berdy & Co. as our registered public accounting firm for the year ending December 31, 2004; and

3.   Any other matters that may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS TO ELECT THE NOMINEES AS DIRECTORS AND TO APPOINT KRONICK KALADA BERDY & CO.

Stockholders who are holders of record of the Company's Common Stock at the close of business on March 17, 2004, will be entitled to vote at the meeting. If you plan to attend the meeting, please indicate your wish by checking the box that appears on the proxy form.

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY FORM, AND THEN VOTE BY PROMPTLY FILLING OUT, SIGNING AND DATING THE PROXY FORM AND RETURNING IT BY MAIL IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ William F. Farber, Sr.
--------------------------
William F. Farber, Sr.                             Clarks Summit, Pennsylvania
Chairman                                           May 3, 2004

                                TABLE OF CONTENTS

                                                                                                        Page No.
                                                                                                        --------
     QUESTIONS AND ANSWERS...........................................................................      1

     BOARD OF DIRECTORS..............................................................................      2
-      PROPOSAL TO ELECT THE DIRECTORS (ITEM 1 ON PROXY FORM)........................................      2
       Required Vote ................................................................................      3
       Committees of the Board of Directors of the Company...........................................      4
       Committees of the Board of Directors of Community Bank........................................      5
       Board of Directors' Compensation..............................................................      6
       Director Nomination Procedure.................................................................      6

     STOCK OWNERSHIP.................................................................................      8
       Stock Owned by Directors and Executive Officers...............................................      8
       Compliance with Section 16(a) of the Securities Exchange Act of 1934..........................      8
       Voting Stock Owned by "Beneficial Owner"......................................................      9

     EXECUTIVE COMPENSATION..........................................................................      9
       Summary Compensation Table....................................................................      9
       Report of the Executive Compensation Committee................................................      9
       Estimated Retirement Benefits.................................................................     11
       Executive Employment Agreements...............................................................     11
       Five-Year Performance Graph...................................................................     13

     JOINT AUDIT COMMITTEE REPORT ...................................................................     14

     REGISTERED PUBLIC ACCOUNTING FIRM...............................................................     15
-      PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO.
       (ITEM 2 ON PROXY FORM)........................................................................     15
       Required Vote ................................................................................     15
       Registered Public Accountants Fees and Services ..............................................     15

     OTHER INFORMATION...............................................................................     16
       Transactions Involving the Company's Directors and Executive Officers.........................     16
       No Significant Legal Proceedings..............................................................     16
       Codes of Conduct and Ethics...................................................................     16
       Other Proposed Actions........................................................................     17
       Stockholder Proposals for 2005 Annual Meeting.................................................     17
       Additional Information Available..............................................................     17
       How to Contact our Directors..................................................................     18

     EXHIBIT 1: Charter of the Joint Audit Committee.................................................     19
     EXHIBIT 2: Charter of the Nominating and Corporate Governance Committee.........................     22

----------------
-    Matters to be voted upon

                              QUESTIONS AND ANSWERS

Q:     WHAT AM I VOTING ON?

A:     Two proposals.  Item numbers refer to item numbers on the proxy form.
             Item  1. To elect the directors.
             Item  2. To ratify the appointment of Kronick Kalada Berdy & Co. as independent auditors of the Company for the year ending December 31, 2004.

Q:     WHO CAN VOTE?

A: All stockholders of record at the close of business on March 17, 2004, are entitled to vote. Holders of the Company's Common Stock are entitled to a vote per share. Fractional shares, such as those in the dividend reinvestment plan, will be voted.

Q:     HOW DO I VOTE FOR DIRECTORS?

A: Each share is entitled to cast a vote for each director. For example, if you can vote 100 shares, you can cast up to 100 votes for each director.

Q:     WHO CAN ATTEND THE MEETING?

A: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Upon arrival at the meeting, everyone is required to check in at the registration desk.

Q:     HOW DO I VOTE?

A: You may cast your vote by completing, signing, dating and mailing the proxy form in the enclosed postage-paid envelope. By voting, you will authorize the individuals named on the proxy form, referred to as the proxies, to vote your shares according to your instructions.

Q:     WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE ITEMS?

A: If you do not indicate how you wish to vote for one or more of the directors, the proxies will vote FOR election of all the directors (Item
       1). If you "withhold" your vote for any of the directors, this will be counted as a vote AGAINST that director. If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of Kronick Kalada Berdy & Co. (Item 2).

Q:     WHAT IF I VOTE AND THEN CHANGE MY MIND?

A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

Q:     WHAT CONSTITUTES A QUORUM?

A: As of the record date, March 17, 2004, the Company had 1,907,377 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 1,907,377 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes, which all stockholders are entitled to cast, constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy form that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q:     IS MY VOTE CONFIDENTIAL?

A: Yes. Proxy forms, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of the Company and its stockholders. Generally, only the judge of election and the employees of the Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy form unless you ask that your name be disclosed to management.

Q:     WHO WILL COUNT THE VOTES?

A: Employees of the Company will tabulate the votes and the judge of election will review their tabulation process.

Q:     WHAT SHARES ARE INCLUDED IN THE PROXY FORM?

A: The shares listed on your form sent by the Company represent all the shares of Common Stock held in your name (as distinguished from those held in "street" name), including those held in the dividend reinvestment plan. You will receive a separate proxy form or forms from your broker if you hold shares in "street" name.

Q:     WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY FORM?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy forms to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer and Trust Company, at 1-800-937-5449.

Q:     HOW MUCH DID THIS PROXY SOLICITATION COST?

A: The Company solicits proxies from stockholders at an estimated cost of $400. (Note that this fee does not include the costs of printing and mailing the proxy statements.) Some of the officers and other employees of the Company also may solicit proxies personally, by telephone and by mail. The Company will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

Q:     WHOM CAN I CALL WITH ANY QUESTIONS?

A:     You may call Investor Relations at (570) 587-3421, extension 308.

                               BOARD OF DIRECTORS

                         PROPOSAL TO ELECT THE DIRECTORS
                              Item 1 on Proxy Form

The Company has thirteen directors. Each director holds office for a one-year term. A majority of the current directors have been determined by the Board of Directors to satisfy the independence requirements mandated by the Securities and Exchange Commission ("SEC"), NASDAQ National Stock Market(R) and any related banking laws. Unless you withhold authority to vote for one or more of the directors, the persons named as proxies intend to vote for the election of the thirteen directors. All of the directors are recommended by the Board:

                               David L. Baker
                               Thomas M. Chesnick
                               William F. Farber, Sr.
                               Judd B. Fitze
                               Dean L. Hesser
                               John P. Kameen
                               William A. Kerl
                               Erwin T. Kost
                               Susan F. Mancuso
                               Robert A. Mazzoni
                               J. Robert McDonnell
                               Joseph P. Moore, III
                               Eric G. Stephens

All directors have consented to be named in this proxy statement and to serve, if elected, as directors. The Board of Directors has no reason to believe that any of the directors should be unable to act as a director. However, if any director is unable to stand for election, the Board of Directors will designate a substitute. If a substitute is named, the proxies will vote for the election of the substitute.

                                  REQUIRED VOTE

Directors will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTORS LISTED ABOVE. ABSTENTIONS AND VOTES WITHHELD FOR DIRECTORS WILL HAVE THE SAME EFFECT AS VOTES AGAINST.

THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIPS ON BOARDS OF DIRECTORS' COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

The following information includes the age of each director as of March 17, 2004:

       DAVID L. BAKER, 58

       Director of the Company since 1988 and director of Community Bank and Trust Co. ("Community Bank") since 1993. Senior Vice President of Community Bank. President and Chief Executive Officer of the Company and Community Bank from 1999 to 2000.

       THOMAS M. CHESNICK, 69

       Director of the Company and Community Bank since 2000. Retired. Vice President of Community Bank in 1999.

       WILLIAM F. FARBER, SR., 66

       Director of the Company since 1983 and director of Community Bank since 1970. Chairman of the Boards of Directors of the Company and Community Bank. President and Chief Executive Officer since 2001. Retired from 1999 to 2000.

       JUDD B. FITZE, 52

       Director of the Company since 1995 and director of Community Bank since 1993. Partner in Farr, Davis & Fitze, a law firm.

       DEAN L. HESSER, 37

       Director of the Company and Community Bank since 2003. President of Tom Hesser Chevrolet, Inc., Tom Hesser Ford, LLC and Tom Hesser Nissan, LLC, automobile dealerships.

       JOHN P. KAMEEN, 62

       Director of the Company since 1983 and director of Community Bank since 1979. Secretary of the Company and Community Bank. Publisher of The Forest City News.

       WILLIAM A. KERL, 67

       Director of the Company since 2000 and director of Community Bank since 1997. President of Carbondale Concrete Company, Inc. and Kerl Coal, Oil & Trucking Company, Inc.

       ERWIN T. KOST, 60

       Director of the Company since 1997 and director of Community Bank since 1993. President of Kost Tire Distributors, Inc.

       SUSAN F. MANCUSO, 52

       Director of the Company and Community Bank since 2003. Partner in Mancuso & Mancuso, Accounting and Tax Service.

       ROBERT A. MAZZONI, 55

       Director of the Company and Community Bank since 2000. Judge of the Court of Common Pleas of Lackawanna County since July 25, 2001. Partner in Mazzoni & Karam, a law firm, from 1999 to July 24, 2001.

       J. ROBERT MCDONNELL, 68

       Director of the Company since 1983 and director of Community Bank since 1979. Vice Chairman of the Company and Community Bank. Owner of McDonnell's Restaurant.

       JOSEPH P. MOORE, III, 52

       Director of the Company and Community Bank since 2000. President of J.J. Motors, Inc., an automobile dealership.

       ERIC G. STEPHENS, 52

       Director of the Company since 1988 and director of Community Bank since 1993. Auto dealer, H.L. Stephens and Son, an automobile dealership.

       COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

The Company has two standing committees: the Nominating and Corporate Governance Committee and the Joint Audit Committee. Each member of these committees satisfies the independence requirements mandated by the SEC, NASDAQ National Stock Market(R) and any related banking laws. The Executive Compensation Committee of Community Bank acts as and for the Company's compensation committee.

The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling their corporate oversight responsibilities. The primary duties of this committee are to:

    - Develop and recommend corporate governance policies and guidelines for us and monitor our compliance with these policies and guidelines; and

    - Identify and recommend to the Board, director nominees and committee member candidates.

The following directors are members of the Nominating and Corporate Governance
Committee: Robert A. Mazzoni, Chairman; Dean L. Hesser; Joseph P. Moore, III and Eric G. Stephens. The Nominating and Corporate Governance Committee operates pursuant to the Charter of the Nominating and Corporate Governance Committee. A copy of this charter is attached to this proxy statement, is posted on the Company's website: www.combk.com and will be provided, without charge, upon written request to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations. For further information on the procedure for director nominations, please see the caption below under: Director Nomination Procedure.

The Joint Audit Committee of the Company and Community Bank is responsible for assisting the Boards of Directors' oversight of:

    -      The integrity of our financial statements;

    - The audit by the public accounting firm registered with the Public Company Accounting Oversight Board (the "registered public accounting firm") of our financial statements;

    -      Our report on internal controls;

    - The registered public accounting firm and internal auditing firms' qualifications and independence; and

    -      The performance of our internal audit function.

The members of the Joint Audit Committee are the same persons as are noted below for the Joint Audit Committee of Community Bank. For further information on the Joint Audit Committee, see the captions below under: Committees of the Board of Directors of Community Bank and Joint Audit Committee Report.

             COMMITTEES OF THE BOARD OF DIRECTORS OF COMMUNITY BANK

The following information is for committees of Community Bank. Appointments to these committees occurred January 21, 2004.

                                        EXECUTIVE      JOINT                  ASSET/
      NAME                EXECUTIVE    COMPENSATION    AUDIT    INVESTMENT   LIABILITY   LOAN    TRUST    MARKETING
      ----                ---------    ------------    -----    ----------   ---------   ----    -----    ---------
David L. Baker               [X]           [ ]          [ ]         [ ]         [ ]      [X]      [X]        [ ]
Thomas M. Chesnick           [ ]           [ ]          [ ]         [ ]         [ ]      [X]      [ ]        [ ]
William F. Farber, Sr.       [X]           [ ]          [ ]         [X]         [X]      [X]      [ ]        [ ]
Judd B. Fitze                [ ]           [X]          [ ]         [X]         [X]      [ ]      [X]        [ ]
Dean L. Hesser               [ ]           [ ]          [ ]         [ ]         [ ]      [X]      [X]        [ ]
John P. Kameen               [X]           [X]          [ ]         [X]         [X]      [ ]      [ ]        [X]
William A. Kerl              [ ]           [ ]          [ ]         [ ]         [ ]      [X]      [ ]        [X]
Erwin T. Kost                [ ]           [X]          [X]         [ ]         [ ]      [X]      [ ]        [ ]
Susan F. Mancuso             [ ]           [ ]          [X]         [ ]         [ ]      [X]      [ ]        [ ]
Robert A. Mazzoni            [ ]           [ ]          [X]         [ ]         [ ]      [ ]      [X]        [ ]
J. Robert McDonnell          [X]           [X]          [ ]         [X]         [X]      [X]      [ ]        [ ]
Joseph P. Moore, III         [ ]           [ ]          [ ]         [X]         [X]      [ ]      [ ]        [ ]
Eric G. Stephens             [X]           [X]          [X]         [X]         [X]      [ ]      [ ]        [ ]

NUMBER OF MEETINGS

The Company's Board of Directors met 8 times during 2003. Community Bank's Board of Directors met 12 times during 2003. All of the directors attended 75% or more of the Board of Directors and Committee meetings of the Company and Community Bank during 2003. For 2004, the Company's Board of Directors has agreed to hold at least two regularly scheduled meetings at which only independent directors are present. These meetings will occur in conjunction with regularly scheduled meetings of the Company's Board of Directors.

EXECUTIVE COMMITTEE

The Executive Committee is responsible for exercising the authority of the Board of Directors in the intervals between the meetings of the Board of Directors so far as may be permitted by law.

EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee is responsible for reviewing salaries, compensation and personnel policies, and the fee structure for advisory boards and directors of the Company and Community Bank. See "Report of the Executive Compensation Committee."

JOINT AUDIT COMMITTEE

The Joint Audit Committee of the Company and Community Bank is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Joint Audit Committee meets with Community Bank's internal auditor, outside registered public accounting firm and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. See "Joint Audit Committee Report."

INVESTMENT COMMITTEE

The Investment Committee is responsible for reviewing the investment portfolio with regard to the purchases and sales of securities, the schedule of maturities, and the portfolio's risk and return.

ASSET/LIABILITY COMMITTEE

The Asset/Liability Committee is responsible for making recommendations to the Board of Directors regarding the asset/liability functions.

LOAN COMMITTEE

The Loan Committee is responsible for reviewing and approving commercial loans, consumer loans, indirect loans and non-conforming mortgage loans in excess of $250,000 up to $1.0 million. For conforming mortgages, Fannie Mae guidelines are applicable. The full Board of Directors reviews all loans over $1.0 million.

TRUST COMMITTEE

The Trust Committee is responsible for reviewing the activities of the Trust Department.

MARKETING COMMITTEE

The Marketing Committee is responsible for reviewing the marketing strategies.

                        BOARD OF DIRECTORS' COMPENSATION

DIRECTORS' FEES

Directors' fees are paid by Community Bank as follows:

Monthly fee for service as Community Bank director (except Chairman)........    $2,000
Monthly fee for service as Community Bank Chairman..........................    $5,000
2003 year-end bonus fee to each Community Bank director.....................    $1,500

Community Bank directors received in the aggregate $351,500 in fees in 2003. Directors of the Company are not paid for attendance at the Company's Board of Directors meetings. These meetings usually occur quarterly, immediately prior to meetings of Community Bank's Board of Directors.

                          DIRECTOR NOMINATION PROCEDURE

The Nominating and Corporate Governance Committee is responsible to seek out qualified candidates for director of the Company and Community Bank. The Committee performs its nominating function in accordance with the Charter of the Nominating and Corporate Governance Committee and our Bylaws. In making recommendations for nomination as a director, the committee reviews and considers the qualifications, strengths and abilities of the potential candidates, including new candidates that may be identified from time to time through our internal search and review procedures or as a result of stockholder recommendations. For new candidates, the review process becomes more involved as it becomes increasingly likely that a particular candidate may be recommended for nomination. In deciding whether to recommend the re-nomination of an incumbent director or the nomination of a director who previously served as an officer or director, the committee considers their prior performance as a director or officer. The committee also makes specific recommendations to the Board regarding the directors who it believes should be appointed to particular committees of the Board, based upon its review and assessment of the qualifications and abilities of the individual directors and the differing functions and membership requirements of the committees.

The committee works with the Board, on an ongoing basis, to identify the particular qualities and abilities that we generally seek in our directors, and the mix of experience, expertise and attributes that are sought or required for the Board as a whole. These qualities and attributes include, but are not limited to, integrity, business acumen, financial literacy and community involvement. Target attributes for our Board as a whole include independence, diversity of background and experience, and a range of expertise across all areas vital to corporate governance, including financial expertise and knowledge of the banking business. All candidates for nomination are evaluated against these target qualities and attributes, as well as our particular needs at the time, both on the Board and on committees of the Board. The committee will determine, in its sole discretion, whether a director meets the quality and attribute standards.

The committee oversees the internal procedures, adopted from time to time, to assist in the identification of suitable candidates to serve as directors. The committee also has the authority to retain professional consultants to assist in the task of identifying possible candidates, although it did not do so for nominations for this annual meeting.

The Board gives substantial weight to the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for election or appointment as directors. Under normal circumstances, the Board will not select nominees, including incumbent directors, who have not been recommended by a majority of the Nominating and Corporate Governance Committee members.

Under Section 10.1 of our Amended and Restated Bylaws, a stockholder may also nominate a person for director to be elected at our annual meeting. A stockholder must submit a nomination for director to the Secretary of the Board of Directors, in writing, no later than the close of business on the 60th day preceding the date for the annual meeting. This notification must contain the following information:

      -     The nominee's name and address;

      -     The nominee's principal occupation;

      - The number of shares of the Company's common stock held by the notifying stockholder and the nominee; and

      - A certification, under oath before a notary public, that a nominee meets the eligibility requirements under Section 10.3 of the Company's Amended and Restated Bylaws.

Under Section 10.3, a person is not qualified to serve as a director if he or she:

      - Is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year;

      - Is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal;

      - Has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency; or

      - Has been nominated by a person who would be disqualified from serving as a director of this Company under the above eligibility requirements.

If a stockholder's nomination is not timely and in proper form or in accordance with the above requirements, the nominee will not be recommended by the Nominating and Corporate Governance Committee for consideration for nomination by the full Board of Directors. Furthermore, nominations, not timely and in proper form, shall be disregarded by the presiding officer of the annual meeting, and upon his or her instruction, the vote tellers may disregard all votes cast for such nominee.

                                 STOCK OWNERSHIP

THIS SECTION DESCRIBES HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. IT ALSO DESCRIBES THE PERSONS OR ENTITIES THAT OWN MORE THAN 5% OF OUR VOTING STOCK.

                 STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

This table indicates the number of shares of Common Stock owned by the directors and executive officers as of March 17, 2004. The aggregate number of shares owned by all directors and executive officers is 16.87%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

                NAME OF INDIVIDUAL                        AMOUNT AND NATURE OF
               OR IDENTITY OF GROUP                      BENEFICIAL OWNERSHIP(1)             PERCENT OF CLASS
               --------------------                      -----------------------             ----------------
David L. Baker                                                  14,161.464                           --
William R. Boyle (2)                                             1,883.190                           --
Thomas M. Chesnick                                              26,611.283                         1.40%
William F. Farber, Sr.                                         164,570.000                         8.63%
Judd B. Fitze                                                   14,966.595                           --
Dean L. Hesser                                                     100.000                           --
John P. Kameen                                                  20,572.000                          1.08%
William A. Kerl                                                 15,322.257                           --
Erwin T. Kost                                                   10,193.946                           --
Susan F. Mancuso                                                 2,717.683                           --
Robert A. Mazzoni                                                  100.000                           --
J. Robert McDonnell                                             35,139.000                         1.84%
Joseph P. Moore, III                                               100.000                           --
Scott A. Seasock (2)                                             6,112.510                           --
Eric G. Stephens                                                 9,202.209                           --
All Directors and Executive Officers as a group
(13 Directors, 5 Executive Officers, 15 persons                321,752.137                        16.87%
in total)

(1)   Includes shares held (a) directly, (b) jointly with spouse, (c) by spouse,
      (d) jointly with various relatives, (e) by the transfer agent in the Company's dividend reinvestment account, (f) individually in employee benefit plans, and (g) in various trusts.

(2)   Executive officer, not a director.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Executive officers, directors and "beneficial owners" of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Stock Market(R) pursuant to
Section 16(a).

We have reviewed the reports and written representations from the executive officers and directors. Based on this review, the Company believes that all filing requirements were met during 2003.

                    VOTING STOCK OWNED BY "BENEFICIAL OWNER"

The following are the persons or entities known by the Company to own beneficially more than five percent of the Common Stock as of March 17, 2004.

  Name and Address                        Number of Shares(1)              Percent of Class
  ----------------                        -------------------              ----------------
Joseph P. Moore, Jr.                         181,935.000                        9.54%
400 Williamson Road
Gladwyne, PA  19035

William F. Farber, Sr.                       164,570.000                        8.63%
Crystal Lake Road
R.R. 1, Box 1281 Carbondale, PA 18407

(1)   Includes shares held (a) directly and (b) in various trusts.

                             EXECUTIVE COMPENSATION

THIS SECTION CONTAINS A CHART THAT SHOWS THE AMOUNT OF COMPENSATION EARNED BY OUR EXECUTIVE OFFICERS WHOSE SALARY AND BONUS EXCEEDED $100,000. IT ALSO CONTAINS THE PERFORMANCE GRAPH COMPARING THE COMPANY'S PERFORMANCE RELATIVE TO ITS PEER GROUP AND THE REPORT OF OUR EXECUTIVE COMPENSATION COMMITTEE EXPLAINING THE COMPENSATION PHILOSOPHY FOR OUR MOST HIGHLY PAID OFFICERS.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                                -------------------------------
                                        ANNUAL COMPENSATION                             AWARDS         PAYOUTS
                                 --------------------------------------------   --------------------   -------
                                                                 OTHER ANNUAL             RESTRICTED     LTIP       ALL OTHER
                                         SALARY        BONUS     COMPENSATION   OPTIONS     STOCK      PAYOUTS    COMPENSATION
    NAME AND POSITION            YEAR      ($)          ($)         ($)(3)        (#)        (#)         ($)         ($)(4)
    -----------------            ----      ---          ---         ------        ---        ---         ---         ------
William F. Farber, Sr.           2003   188,872(1)    11,500(2)       -0-         -0-        -0-         -0-         6,446
President and                    2002   180,463(1)    11,500(2)       -0-         -0-        -0-         -0-           -0-
Chief Executive Officer          2001    95,000(1)    11,500(2)       -0-         -0-        -0-         -0-           -0-
Scott A. Seasock                 2003   115,319       12,000          -0-         -0-        -0-         -0-         5,966
Executive Vice President         2002   104,046       12,000          -0-         -0-        -0-         -0-         6,525
and Chief Financial Officer      2001   100,517       12,000          -0-         -0-        -0-         -0-         2,344
William R. Boyle                 2003   109,494        5,000          -0-         -0-        -0-         -0-         5,427
Senior Vice President            2002    95,084       10,425          -0-         -0-        -0-         -0-         5,929
and Chief Credit Officer         2001    68,447       10,000          -0-         -0-        -0-         -0-         1,449

(1)   Includes director fees of $60,000 in 2003, 2002 and 2001.

(2)   Includes director bonus of $1,500 in 2003, 2002 and 2001.

(3) Aggregate perquisites and other personal benefits were less than 10.0 percent of the salary and bonus reported, and therefore, need not be presented.

(4) Represents contributions Community Bank made on behalf of Mr. Farber, Mr. Seasock and Mr. Boyle pursuant to the defined contribution plan.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

Executive compensation for the officers of the Company and Community Bank is determined by the Executive Compensation Committee of Community Bank's Board of Directors. Salaries and bonuses for the executive officers are reviewed annually. All executive compensation is paid by Community Bank to the applicable executive.

EXECUTIVE COMPENSATION COMMITTEE REPORT

The Board of Directors is responsible for the governance of the Company and Community Bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Company's stockholders, customers and the communities served by the Company and Community Bank. To accomplish the strategic goals and objectives of the Company, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the Company's strategic mission. Community Bank provides compensation to the employees of the Company and Community Bank.

The fundamental philosophy of the Company's and Community Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The objective of the Executive Compensation Committee is to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers whose efforts will enhance the products and services of the Company, the results of which will be improved profitability, increased dividends to our stockholders and subsequent appreciation in the market value of our stock.

The compensation of the Company's and Community Bank's top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by this committee include the Chief Executive Officer and all other executive management. As a guideline for review in determining base salaries, this committee uses information composed from a Pennsylvania bank peer group. This bank peer group is different than the peer group utilized for the performance chart. Pennsylvania peer group banks have been utilized because of common industry issues and competition for the same executive talent group.

EXECUTIVE COMPENSATION

The Board of Directors has determined that the 2003 annual compensation for the President and Chief Executive Officer of $200,372, the Executive Vice President and Chief Financial Officer of $127,319, and the Senior Vice President and Chief Credit Officer of $114,494 were appropriate in light of the Company's 2003 performance accomplishments. There is no direct correlation, however, between such compensation and the Company's performance, nor is there any weight given by the Committee to any specific individual criteria. Such 2003 compensation was based on the Committee's subjective determination after review of all information that it deemed relevant.

EXECUTIVE OFFICERS

Compensation for the Company's and Community Bank's executive officers is determined by the Executive Compensation Committee based on its subjective analysis of the individual's contribution to the Company's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers the Company's performance as measured by, among numerous other factors, the following: (i) earnings; (ii) revenues; (iii) return on assets; (iv) return on equity; (v) market share; (vi) total assets; and (vii) non-performing loans. Although the performance and increases in compensation are measured in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in this committee's analysis. The determination by this committee is subjective after review of all information, including the above, it deems relevant.

Total compensation opportunities available to the employees of the Company and Community Bank are influenced by general labor market conditions, the specific responsibilities of the individual and the individual's contributions to the Company's success. Individuals are reviewed annually on a calendar year basis. The Company strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. Through these compensation policies, the Company strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.

                Submitted by the Executive Compensation Committee

                                  Judd B. Fitze
                                 John P. Kameen
                                  Erwin T. Kost
                               J. Robert McDonnell
                                Eric G. Stephens

                          ESTIMATED RETIREMENT BENEFITS

Community Bank has a defined contribution plan, which covers all employees who have completed 1,000 hours of service, attained twenty-one (21) years of age and have been employed by Community Bank for at least one year. Normal retirement age is sixty-five (65). The normal retirement benefit is the accumulated account balance of annual contributions, investment income and forfeitures. The annual contribution is determined by the Board of Directors each year. Contributions are allocated to each participant based on a pro-rata share of compensation covered under the plan. Investment income is allocated to each participant based on a pro-rata share of the account balances accumulated at the beginning of the year. Forfeitures are allocated to each participant based on a pro-rata share of compensation covered under the plan.

Effective January 1, 2002, the Board of Directors ratified the amendment of the defined contribution plan to include the provisions under section 401(k) of the Internal Revenue code ("401(k)"). The 401(k) feature of the plan permits employees to make voluntary, pre-tax contributions up to twenty-five percent (25%) of their compensation. Company contributions to the 401(k) are based on one hundred percent (100%) matching of voluntary contributions up to three percent (3%) of the employee's eligible compensation. If a participant separates from service prior to retirement, the participant will be entitled to one hundred percent (100%) of their contributions made under the 401(k) and also a portion of Community Bank's matching 401(k) contributions and annual discretionary contributions based on years of service according to the following schedule:

Years of Service          Vested Interest
----------------          ---------------
  Less than 1                    0%
       1                        20%
       2                        40%
       3                        60%
       4                        80%
   5 or more                   100%

A participant is always one hundred percent (100%) vested in pension plan transferred balances.

During 2003, annual discretionary contributions of $82,714 were allocated among participants' accounts under the defined contribution plan. Matching contributions under the 401(k) feature of the plan totaled $127,323 in 2003. Community Bank contributed $6,446 for Mr. Farber, $5,966 for Mr. Seasock and $5,427 for Mr. Boyle to the plan in 2003. Mr. Farber has three years, Mr. Seasock has 17 years and Mr. Boyle has 19 years of credited service under the plan.

                         EXECUTIVE EMPLOYMENT AGREEMENTS

We entered into written employment agreements with Scott A. Seasock, Executive Vice President and Chief Financial Officer, and William R. Boyle, Senior Vice President and Chief Credit Officer. These agreements contain severance payments based upon non-renewal of these agreements or the change in control of the Company or Community Bank. In the event that each of these officers serves at least one full year under his respective employment agreement and we give notice of our intent not to renew the employment agreement, then the affected officer may, at his sole discretion, terminate his employment and receive a severance payment equal to 24 months of his then current salary plus any vested employee benefits.

If a change in control of the Company or Community Bank has occurred and the officer is terminated by reason of such change in control or for any other good reason, then the Company or its successor is obligated to pay the terminated officer his then current salary and maintain his long-term disability and medical benefits for a period of 24 months. All other benefits of the officer shall cease upon termination under one of these conditions.

A change of control under these agreements is defined as:

- A substantial sale or disposition of the Company's or Community Bank's assets or operations;

- A person holding beneficial ownership of enough shares of our stock to gain majority control of the Board of Directors; or

- At any time during any 24 consecutive months, a majority of the directors of the Company or Community Bank are persons who were not members of the respective boards at the beginning of such period, unless changes in the board's memberships were the result of death, voluntary resignation or retirement.

A termination for good reason under these agreements is defined as:

- Without the officer's consent, any assignment of duties other than duties described in the agreement;

- Any removal of the officer from, or failure to re-elect the officer to, his position without cause;

-     Any failure to pay the officer his benefits as described in his agreement;

-     Any material breach of the agreement by the Company or Community Bank; or

-     A change in control.

                           FIVE-YEAR PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price change and assuming reinvestment of dividends, with the cumulative total return of the index for The NASDAQ Stock Market(R) (US Companies) and the index for Mid-Atlantic Bank Stocks (Delaware, Maryland, New Jersey, New York, Pennsylvania and Washington, D.C. Companies) during the five-year period ended December 31, 2003. The stockholder return shown on the graph and table below is not necessarily indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             Performance Graph for
                               COMM BANCORP, INC.

      Produced on 02/25/04 including data to 12/31/03

                              [PERFORMANCE GRAPH]

Notes:

      A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

      B. The indices are reweighted daily, using the market capitalization on the previous trading day.

      C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

      D.    The index level for all series was set to $100.0 on 12/31/1998.

                                                        1998    1999    2000    2001    2002    2003
                                                        ----    ----    ----    ----    ----    ----
Comm Bancorp, Inc.                                      100.0   141.5   111.4   106.0  134.4   147.4
The NASDAQ Stock Market(R) (US Companies)               100.0   186.0   113.2    89.7   61.7    92.9
Mid-Atlantic Bank Stocks                                100.0   127.1   155.7   146.7  112.9   160.5

                          JOINT AUDIT COMMITTEE REPORT

The Joint Audit Committee is made up of the following directors: Erwin T. Kost, Chairman; Robert A. Mazzoni; Susan F. Mancuso; and Eric G. Stephens. For more background information on these directors, see the section entitled "Board of Directors." The Joint Audit Committee operates pursuant to a charter approved and adopted by the Boards of Directors of the Company and Community Bank on March 17, 2004. A copy of this charter is attached to this proxy statement, is posted on the Company's website: www.combk.com and will be provided, without charge, upon written request to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations. In accordance with the charter, all of the members of the Joint Audit Committee are independent and financially literate and at least one member of the Joint Audit Committee has accounting or related financial management expertise. On an annual basis, the Joint Audit Committee shall review and reassess the adequacy of the provisions of its charter and make any changes that it feels are necessary to fulfill its duties and responsibilities.

The Company's Board of Directors has identified Susan F. Mancuso as the Joint Audit Committee's financial expert. Mrs. Mancuso is a licensed Pennsylvania public accountant. Mrs. Mancuso received degrees of a Bachelor of Science in Accounting and a Master of Business Administration. From 1976 to the present, she has practiced in the area of taxation, specializing in taxation and financial advisement. During the years 1980 through 1986, she was engaged to perform governmental and school audits. She is a licensed Accredited Tax Preparer and Tax Advisor and member of the National Society of Public Accountants and the Pennsylvania Society of Public Accountants.

The Joint Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Joint Audit Committee reviewed with management the audited financial statements and the footnotes to these statements for the Company's fiscal year 2003 Annual Report to Stockholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Company's outside registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America. The Joint Audit Committee reviewed and discussed with the registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters required to be discussed by the Joint Audit Committee with the registered public accounting firm under auditing standards generally accepted in the United States of America. The Company's registered public accounting firm have expressed the opinion that the Company's audited financial statements conform to accounting principles generally accepted in the United States of America.

The Joint Audit Committee discussed with the registered public accounting firm, the registered public accounting firm's independence from management and the Company, and received the written disclosures concerning the registered public accounting firm's independence required by the Independence Standards Board to be made by the registered public accounting firm to the Company.

Over the past year, the Joint Audit Committee discussed with the Company's registered public accounting firm the overall scope and plans for their respective audits. The Joint Audit Committee met with the internal and outside auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Joint Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K to be filed with the SEC for the year ended December 31, 2003. The Joint Audit Committee also recommended to the Board of Directors the selection of Kronick Kalada Berdy & Co., Certified Public Accountants, to serve as the Company's registered public accounting firm for the year ending December 31, 2004.

                     Submitted by the Joint Audit Committee

                                  Erwin T. Kost
                                Susan F. Mancuso
                                Robert A. Mazzoni
                                Eric G. Stephens

                        REGISTERED PUBLIC ACCOUNTING FIRM

        PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO.
                              Item 2 on Proxy Form

Kronick Kalada Berdy & Co., Certified Public Accountants, have audited the consolidated financial statements of the Company and Community Bank for many years, and the Board of Directors has appointed them for 2004. From time to time, Kronick Kalada Berdy & Co. also performs consulting work for the Company. The firm has no other relationship with the Company or Community Bank except the existing professional relationship as certified public accountants. The Joint Audit Committee and the Board of Directors believe that Kronick Kalada Berdy & Co.'s long-term knowledge of the Company and Community Bank is valuable to the Company. Representatives of Kronick Kalada Berdy & Co. have direct access to members of the Joint Audit Committee and regularly attend their meetings.

A representative of Kronick Kalada Berdy & Co. will attend the stockholders' meeting and will have the opportunity to make a statement if he or she desires to do so. This representative will also be available to respond to appropriate questions.

                                  REQUIRED VOTE

The proposal will be approved if it receives an affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE APPOINTMENT OF KRONICK KALADA BERDY & CO. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                 REGISTERED PUBLIC ACCOUNTANTS FEES AND SERVICES

The fees billed for professional services rendered by our registered public accounting firm, for each of the two years ended December 31, 2003 and 2002 are summarized as follows:

                                                         2003             2002
                                                       --------         --------
Audit fees (1) .............................           $51,425          $ 49,941
Audit-related fees (2) .....................             3,940             7,450
Tax fees (3) ...............................            16,280             5,319
Other fees (4) .............................             5,540             6,437
                                                       -------          --------
  Total ....................................           $77,185          $ 69,147
                                                       =======          ========

(1) Audit fees consist of fees billed for services rendered for the audit of our annual financial statements on Form 10-K and review of financial statements included in our Form 10-Q, or services that are normally provided in connection with statutory and regulatory filings.

(2) Audit-related fees consist of fees billed for services rendered for assurance and related services on our employee benefit plan and our electronic data processing control procedures.

(3) Tax fees consist of fees billed for services rendered for the preparation of federal and state tax returns, tax compliance, tax advice and tax planning.

(4) Other fees consist of fees billed for services rendered for performing agreed upon procedures with regard to our Trust Division and those required by the Federal National Mortgage Corporation.

All services that were performed by Kronick Kalada Berdy & Co., were done by permanent, full-time employees and partners of the firm.

The Joint Audit Committee considered whether the provision of the services rendered above was compatible with maintaining the independence of Kronick Kalada Berdy & Co. as the independent outside auditors. The Joint Audit Committee concluded that the independence of the firm was maintained.

The Joint Audit Committee's pre-approval policies and procedures related to products and services provided by its registered public accounting firm are explained in the Charter of the Joint Audit Committee of the Company and Community Bank. All of the Audit Fees, Audit-Related Fees, Tax Fees and Other Fees were pre-approved by the Audit Committee for each of the two years ended December 31, 2003 and 2002.

                                OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.

      TRANSACTIONS INVOLVING THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

The Company encourages its directors and executive officers to have banking and financial transactions with Community Bank. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.

The total consolidated loans made by the Company at December 31, 2003, to its directors and executive officers as a group, members of their immediate families and companies in which they have a 10% or more ownership interest was $5.6 million or 12.0% of the Company's total consolidated capital accounts. The largest balance for all of these loans in 2003 was $9.9 million or 21.3% of the Company's total consolidated capital accounts. During 2003, advances and repayments on these loans were $13.0 million and $13.5 million, respectively. These loans did not involve more than the normal risk of collectibility nor did they present other unfavorable features.

From time to time, we engage Judd B. Fitze to represent the Company as an attorney. Mr. Fitze is a director of the Company and Community Bank. Mr. Fitze billed $8,779 in 2003 for his legal service on behalf of the Company and Community Bank.

                        NO SIGNIFICANT LEGAL PROCEEDINGS

The Company and Community Bank are not parties to any legal proceedings that could have any significant effect upon the Company's financial condition or income. In addition, the Company and Community Bank are not parties to any legal proceedings under federal and state environmental laws.

                           CODES OF CONDUCT AND ETHICS

The Boards of Directors of the Company and Community Bank have adopted a Code of Ethics for Senior Financial Officers that applies to the CEO (Principal Executive Officer), CFO (Principal Financial Officer) and Vice President of Finance (Principal Accounting Officer). In addition, the Boards of Directors of the Company and Community Bank have adopted a Code of Conduct and Ethics that applies to every director, executive officer and employee of the Company and Community Bank. The text of these Codes are posted on the Company's website at www.combk.com. Copies of the Codes will be provided without charge by writing to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA. 18411, Attn:
Investor Relations. Any amendment to, or waiver from, the provisions of the Code that require disclosure under applicable rules of the SEC or The NASDAQ Stock Market(R) will be disclosed along with the reasons for the amendment or waiver in a current report on Form 8-K with the SEC and posted on our website.

                             OTHER PROPOSED ACTIONS

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholder proposals for the 2005 Annual Meeting must be received by January 2, 2005, to be considered for inclusion in the Company's 2005 Proxy Statement. Stockholder proposals for the 2005 Annual Meeting for which the proponents do not desire them to be included in the Company's 2005 Proxy Statement must be received by March 19, 2005. Such proposals should be addressed to the Secretary.

                        ADDITIONAL INFORMATION AVAILABLE

THE COMPANY FILES REPORTS, PROXY AND INFORMATION STATEMENTS AND OTHER INFORMATION ELECTRONICALLY WITH THE SEC THROUGH THE ELECTRONIC DATA GATHERING ANALYSIS AND RETRIEVAL ("EDGAR") FILING SYSTEM. STOCKHOLDERS AND OTHER INTERESTED PARTIES MAY READ AND COPY ANY MATERIALS THAT THE COMPANY FILES WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOM AT 450 5TH STREET, N.W., WASHINGTON, DC 20549. INFORMATION CAN BE OBTAINED ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT 1-800-SEC-0330. THE SEC MAINTAINS AN INTERNET SITE THAT CONTAINS REPORTS, PROXY AND INFORMATION STATEMENTS AND OTHER INFORMATION REGARDING ISSUERS THAT FILE ELECTRONICALLY WITH THE SEC. THE SEC'S WEBSITE ADDRESS IS WWW.SEC.GOV. THE COMPANY'S WEBSITE ADDRESS IS WWW.COMBK.COM. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, CURRENT REPORTS ON FORM 8-K, AND AMENDMENTS TO THOSE REPORTS FILED OR FURNISHED PURSUANT TO SECTION 13(a) OR 15(d) OF THE EXCHANGE ACT, AS SOON AS REASONABLY PRACTICABLE AFTER THE COMPANY ELECTRONICALLY FILES SUCH MATERIAL WITH, OR FURNISH IT TO, THE SEC MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO COMM BANCORP, INC., 125 NORTH STATE STREET, CLARKS SUMMIT, PA 18411, ATTN: INVESTOR RELATIONS OR THROUGH OUR INTERNET WEBSITE.

ADDITIONAL INFORMATION CONCERNING CORPORATE GOVERNANCE ISSUES IS AVAILABLE ON THE COMPANY'S WEBSITE UNDER THE TAB "BANK-INVESTOR RELATIONS" AND THEN UNDER THE HEADING "CORPORATE GOVERNANCE."

IN ADDITION, A COPY OF THE ANNUAL DISCLOSURE STATEMENT OF COMMUNITY BANK MAY BE OBTAINED, WITHOUT CHARGE, FROM SCOTT A. SEASOCK.

                          HOW TO CONTACT OUR DIRECTORS

Security holders and other interested parties who wish to communicate with the Company's directors may do so by writing to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations-Corporate Secretary. The Office of the Corporate Secretary will forward such written correspondence to the applicable director or to the Nominating and Corporate Governance Committee if such correspondence is not addressed to a specific director. Periodically, the Nominating and Corporate Governance Committee will summarize all stockholder communications it has received and will make all such communications available for the directors' review. In order to efficiently process all stockholder communications, the Nominating and Corporate Governance Committee, with the Board's approval, may seek the assistance of counsel or advisors in reviewing and evaluating particular communications. In all cases, the complete text of communications will be made available to the directors in an appropriate and timely manner.

By order of the Board of Directors,

/s/ William F. Farber, Sr.
--------------------------
William F. Farber, Sr.
Chairman
Clarks Summit, Pennsylvania
May 3, 2004

                                    EXHIBIT 1

                                     CHARTER
                                     OF THE
                              JOINT AUDIT COMMITTEE
                                     OF THE
                               BOARDS OF DIRECTORS
                                       OF
                               COMM BANCORP, INC.
                                       AND
                        COMMUNITY BANK AND TRUST COMPANY

PURPOSE

The purpose of the Joint Audit Committee (the "Committee") of Comm Bancorp, Inc. and Community Bank and Trust Company (collectively, the "Company") is to oversee the accounting and financial reporting processes and the audit functions. Specifically, the Committee assists the Boards of Directors' oversight of:

      -     The integrity of the Company's financial statements;

      - The audit by the public accounting firm registered with the Public Company Accounting Oversight Board (the "registered public accounting firm") of the Company's financial reports;

      -     The Company's reports on internal controls;

      - The registered public accounting and internal auditing firms' qualifications and independence; and

      -     The performance of the Company's internal audit function.

In addition, the Committee shall undertake the responsibilities described in this Charter, oversee compliance with all significant applicable legal, ethical and regulatory requirements related to accounting and financial matters and report regularly to the Boards of Directors concerning its activities.

MEMBERSHIP

The Committee shall consist of at least three members, all of whom are members of the Company's Board of Directors, in good standing. Each member must satisfy the independence requirements applicable to the Securities and Exchange Commission, The NASDAQ Stock Market(R) and any related banking laws. Committee members shall have knowledge of the primary industries in which the Company operates and must be able to read and understand fundamental financial statements, including the Company's consolidated balance sheet, statement of income and comprehensive income, statement of changes in stockholders' equity and statement of cash flow. At least one member of the Committee must be a financial expert having past employment experience in finance or accounting, requisite professional certificate in accounting or comparable experience or background which results in the individual's financial sophistication, including being, or having been, a chief executive officer or other senior officer with financial oversight responsibilities. On an annual basis, the entire Boards of Directors, based on the recommendations of the Nominating and Corporate Governance Committee, shall appoint members of the Committee and select the Committee chairperson.

AUTHORITY

The Committee shall have sole authority for the selection, appointment, oversight and replacement of the registered public accounting and the internal auditing firms and approval of all terms of engagement, including compensation, for both audit and non-audit functions performed by these firms. The Committee shall be responsible to ensure the independence of the registered public accounting and internal auditing firms. Both the registered public accounting firm and the internal auditing firm are ultimately accountable to the Committee, as a representative of the stockholders. Accordingly, these firms will report directly to the Committee. The Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the internal auditor of the Company. The Committee has the authority to engage independent counsel, accountants or other advisors, as it deems necessary, to carry out its duties. Appropriate funding for such engagements and those of the registered public accounting and internal auditing firms will be determined by the Committee and provided by the Company. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to require the Company to provide the Committee with the support of one or more of the Company's employees to assist it in carrying out its duties. The Committee may, at any time, request any officer or employee of the Company or any independent counsel, accountants or other advisors to attend a meeting of the Committee or to meet with any members of, or appointed representative of, the Committee.

RESPONSIBILITIES

The Committee shall meet regularly and shall be responsible for assisting the Boards of Directors' oversight of the integrity of the Company's financial statements, the audit by the registered public accounting firm of the Company's financial reports and the Company's reports on internal controls, the registered public accounting and internal auditing firms' qualifications and independence, and the performance of the Company's internal audit function.

The Committee shall be responsible for the interaction between the registered public accounting firm and the Company, including the resolution of any disagreements between management and this firm regarding accounting processes and financial reporting.

The Committee shall obtain from the registered public accounting firm a written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, and shall engage in a dialogue with such firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the firm.

The Committee shall approve, in advance, all non-audit services, which may be performed by the registered public accounting firm. The Committee shall evaluate any proposed non-audit services to ensure these services are permissible by applicable laws or regulations.

The Committee shall review and approve the scope of the registered public accounting firm's engagement and the plans of the internal auditing firm and the internal auditor of the Company in order to assure completeness of coverage, eliminate redundancy and promote the effective use of audit resources.

The Committee shall review the registered public accounting firm's management letter and management's response to this letter. The Committee shall also review all internal audit reports, and the reports provided by regulatory agencies, along with management's response to these reports. The Committee shall ensure all audit findings of the registered public accounting and internal auditing firms have been resolved satisfactorily and within a timely manner.

The Committee shall review, in conjunction with the registered public accounting and internal auditing firms, and the Company's internal auditor, executive and financial management, all critical accounting policies, practices and financial disclosures and the adequacy and effectiveness of the internal controls. When so indicated, the Committee should review management's handling of any item that may have a material impact on the financial statements and identify material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations.

The Committee shall have procedures in place which allow for the receipt and retention of, and response to, complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting and auditing matters.

The Committee shall review, on an annual basis, the charter of the Joint Audit Committee, reassessing the adequacy of this charter, and recommend any proposed changes to the Boards of Directors. The Committee shall ensure management's timely public disclosure of any such amendments in accordance with regulatory guidelines, and in all events, post the amended charter on the Company's website.

The Committee shall prepare the report to be included in the Company's annual proxy statement.

The Committee shall review and approve all related party transactions.

RELIANCE ON INFORMATION

In performing their responsibilities, Committee members are entitled to rely on good faith and information, opinions, reports or statements prepared or presented by one or more officers or employees of the Company whom the Committee members reasonably believe to be reliable and competent in the matters presented, independent counsel, accountants or other advisors as to matters which the Committee members reasonably believe to be within the professional or expert competence of such person, or another committee of the Boards of Directors as to matters within its designated authority which the Committee members reasonably believe to merit confidence.

                                    EXHIBIT 2

                                 CHARTER OF THE
                  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                            OF THE BOARD OF DIRECTORS
                              OF COMM BANCORP, INC.

PURPOSE

The primary purpose of the Nominating and Corporate Governance Committee (the "Committee") of Comm Bancorp, Inc. (the "Company") is to assist the Board of Directors in fulfilling its corporate oversight responsibilities. Specifically, the objectives of the Committee are to:

      - Develop and recommend to the Board, corporate governance policies and guidelines for the Company and monitor the Company's compliance with these policies and guidelines; and

      - Identify and recommend to the Board, director nominees and committee member candidates.

MEMBERSHIP

The Committee shall consist of at least three members, all of whom are members of the Company's Board of Directors, in good standing. Each member must satisfy the independence requirements applicable to the Securities and Exchange Commission ("SEC"), The NASDAQ Stock Market(R) and any related banking laws. On an annual basis, the entire Board of Directors shall appoint members of the Committee and select the Committee chairperson. The members of the Committee shall serve until their successors are duly elected and qualified by the Board. The Committee shall meet regularly and report to the Board concerning its activities.

AUTHORITY

The Committee has the authority to engage independent counsel, accountants or other advisors, as it deems necessary, to carry out its duties. Appropriate funding for such engagements will be determined by the Committee and provided by the Company. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to require the Company to provide the Committee with the support of one or more of the Company's employees to assist it in carrying out its duties. The Committee may, at any time, request any officer or employee of the Company or any independent counsel, accountants or other advisors to attend a meeting of the Committee or to meet with any members of, or appointed representative of, the Committee.

RESPONSIBILITIES

The Committee shall have the following duties and responsibilities:

      - Review and reassess the adequacy of this charter annually and recommend to the Board of Directors changes as necessary;

      - Publicly disclose the charter and any such amendments at the times and in the manner required by the SEC and in all events post such charter and amendments on the Company's website;

      - Develop and recommend to the Board of Directors corporate governance policies and guidelines for the Company;

      - Review and reassess the corporate governance policies and guidelines for the Company at least annually, to ensure that they are appropriate for the Company and comply with applicable laws, regulations and listing standards, and to recommend any proposed changes to the Board of Directors for approval;

      - Monitor the Company's compliance with the corporate governance policies and guidelines;

      - Review the qualifications and independence of the members of the Board of Directors, to ensure that they are appropriate for the Company and comply with applicable laws, regulations and listing standards;

      - Recommend to the Board of Directors policies to enhance its effectiveness, including the size and composition of the Board, the frequency and structure of Board meetings, and the frequency, structure and guidelines for calling executive sessions of independent directors;

      - Develop and recommend to the Board of Directors, a Code of Business Conduct and Ethics for the Company;

      - Review, at least annually, that the principles described in the Company's Code of Business Conduct and Ethics are being incorporated into the Company's culture and business practices;

      - Consider any other corporate governance issues that arise from time to time, including requests for waivers from the Company's Code of Business Conduct and Ethics, and develop appropriate recommendations for the Board of Directors;

      - Review, at least annually, the Company's succession plans for its Chief Executive Officer and other executive officers and make recommendations to the Board of Directors regarding the same;

      - Review adherence by directors to corporate guidelines regarding transactions with the Company;

      - Establish criteria for identifying and selecting individuals to be recommended to the Board of Directors as director nominee and committee member candidates, which shall reflect at a minimum all applicable laws, rules, regulations and listing standards, including a potential nominee's or candidate's experience, areas of expertise and other factors relative to the overall composition of the Board and its committees;

      - Recommend to the Board of Directors, director nominee candidates to be presented to the stockholders for election or to the Board for appointment to fill vacancies accordingly, considering the independence and other qualifications of each candidate;

      - Maintain an active file of suitable candidates for consideration as nominees to the Board;

      - Consider unsolicited nominations for Board membership in accordance with guidelines established by the Committee;

      - Recommend to the Board of Directors, the number, identity and responsibilities of the Board committees, the Chairperson and the members of each committee. This shall include advising the Board on committee appointments to, and removals from, the committees or the Board, rotation of the committee members and Chairpersons, and committee structure and operations;

      - Direct orientation of all new members of the Board or committees and monitor continuing education of existing members;

      - Review the Board of Directors' performance as a whole, each committees' performance as a whole and each individual director's performance and report these findings to the Board following the end of each fiscal year; and

      - Regularly report to the Board of Directors on the Committee's activities.

RELIANCE ON INFORMATION

In performing their responsibilities, Committee members are entitled to rely on the good faith and information, opinions, reports or statements prepared or presented by one or more officers or employees of the Company, whom the Committee members reasonably believe to be reliable and competent in the matters presented, independent counsel, accountants or other advisors as to matters which the Committee members reasonably believe to be within the professional or expert competence of such person, or another committee of the Boards of Directors as to matters within its designated authority which the Committee members reasonably believe to merit confidence.

                            [COMMBANCORP, INC. LOGO]

                                      PROXY
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Scott A. Seasock and William R. Boyle and each or any of them, Proxies of the undersigned, with full power of substitution, to vote all of the shares of Comm Bancorp, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Elk Mountain Ski Resort, Route 374, Union Dale, Pennsylvania 18470, on Friday, June 4, 2004, at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1. PROPOSAL TO ELECT THE DIRECTORS TO SERVE FOR A ONE-YEAR TERM.

      [ ]    FOR ALL DIRECTORS LISTED BELOW    [ ]  WITHHOLD AUTHORITY - to
             (except as marked to the               vote for all directors
             contrary below)                        listed below

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL DIRECTOR, WRITE THAT DIRECTOR'S NAME ON THE SPACE PROVIDED BELOW.)

   David L. Baker, Thomas M. Chesnick, William F. Farber, Sr., Judd B. Fitze,
                Dean L. Hesser, John P. Kameen, William A. Kerl,
   Erwin T. Kost, Susan F. Mancuso, Robert A. Mazzoni, J. Robert McDonnell,
                     Joseph P. Moore, III, Eric G. Stephens

   The Board of Directors recommends a vote FOR the proposal to elect the Directors.

--------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO. AS THE REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2004.

                   [ ]      FOR              [ ]      AGAINST

   The Board of Directors recommends a vote FOR this proposal.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTORS LISTED ABOVE AND FOR PROPOSAL 2.

                                        Dated: _________________________, 2004

Number of Shares Held of Record on      _________________________________
March 17, 2004 - _______________
                                        _________________________________
                                        Signature(s)               (Seal)

[ ] PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF SO, NUMBER ATTENDING:_________

THIS PROXY MUST BE DATED AND SIGNED BY THE STOCKHOLDER. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.